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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   December 29, 1999
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                            ON Technology Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


              0-26376                                     04-3162846
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     (Commission File Number)                  (IRS Employer Identification No.)


                                  Waltham Woods
                          880 Winter Street, Building 4
                             Waltham, MA 02451-1449
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                    (Address Of Principal Executive Offices)


                                 (781) 487-3300
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              (Registrant's Telephone Number, Including Area Code)


                              One Cambridge Center
                         Cambridge, Massachusetts 02142
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5:  Other Events

         ON Technology Corporation ("ON") reports the completion of a $12 million private placement of common stock and warrants to two institutional investors: Castle Creek Technology Partners LLC and Marshall Capital Management, Inc., an affiliate of Credit Suisse First Boston. Each investor purchased 514,837 shares of ON's common stock, and received warrants to purchase 257,419 shares of ON's common stock at a price of $15.15 per share. Each investor also received warrants to purchase additional shares of common stock exercisable solely upon the occurrence of certain events. See attached press release issued on December 30, 1999, the Securities Purchase Agreement, Registration Rights Agreement and Common Stock Purchase Warrants, all of which are, by this reference, incorporated herein.


Exhibits to Form 8-K
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1.       Securities Purchase Agreement by and between ON Technology Corporation,
         Castle Creek Technology Partners LLC and Marshall Capital Management, Inc. dated December 29, 1999.

2. ON Technology Corporation Common Stock Purchase Warrant dated December 29, 1999 issued to Castle Creek Technology Partners LLC.

3. ON Technology Corporation Common Stock Purchase Warrant dated December 29, 1999 issued to Marshall Capital Management, Inc.

4. ON Technology Corporation Common Stock Purchase Warrant dated December 29, 1999 issued to Castle Creek Technology Partners LLC.

5. ON Technology Corporation Common Stock Purchase Warrant dated December 29, 1999 issued to Marshall Capital Management, Inc.

6. Registration Rights Agreement by and among ON Technology Corporation, Castle Creek Technology Partners LLC and Marshall Capital Management, Inc. dated December 29, 1999.

7.       ON Technology Corporation Press Release dated December 30, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 ON Technology Corporation
                                                 -------------------------
                                                       (Registrant)


Date  January 3, 2000                            By /s/ Stephen J. Wietrecki
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                                                    Stephen J. Wietrecki
                                                    Vice President and Chief
                                                    Financial Officer